Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street                                   Document Number
Carson City, Nevada 89701-4298                            20080637822-18
(775) 684-5708                                            Filing Date and Time
Website: secretaryofstate.biz                             9/25/2008 12:15:53 PM
                                                          Entity Number
                                                          E0614172008-3

                                                          Filed in the office of
                                                          /s/ Ross Miller
                                                          Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:       SHAWCORE DEVELOPMENT CORP

2. Resident Agent Name &
   Street Address:            Business Filings Incorporated
                              6100 Neil Road, Suite 500
                              Reno Nevada, 89511

3. Shares:                    Number of Shares with par value: 75,000,000
                              Par value: $.001
                              Number of Shares without par value:

4. Name & Address of Board
   Of Directors/Trustees:     GARY BURKINSHW
                              329 MANCHESTER ROAD
                              DEEPCAR, SHEFFIELD

5. Purpose:                   All lawful business


6. Name, Address & Signature
   Of Incorporator:           Mark Williams, A.V.P             /s/ Mark Williams
                              8040 Excelsior Drive
                              Suite 200
                              Madison Wi 53717

7. Certificate of Acceptance  I hereby accept appointment as Resident Agent
   Of Appointment of          for the above named corporation.
   Resident Agent:

                              /s/ Mark Williams /Sec/CSR               5-08-2008
                              Authorized Signature of R.A.               Date